EXHIBIT 99.2

j2 Global Communications

© j2 Global Communications 2008

Investor Presentation

(Based upon First Quarter 2008 results)

May 6, 2008

  Future operating results

  Subscriber growth, retention and usage levels

  Fax and voice service growth

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity, coverage and security

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, particularly those contained in the slide “2008 Guidance.” These forward-
looking statements are based on management’s current expectations or beliefs as of May 6, 2008 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation.
Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of May 6, 2008 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Higher than expected tax rates or exposure to additional tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions or general economic downturns

Loss of services of executive officers and other key employees

Inability to maintain existing or enter into new supplier and marketing relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 02/25/2008 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global Communications

Fax	Voice	Unified Messaging	Email
eFax	eVoice Receptionist	jConnect	electricm@il
fax.com	onebox Receptionist	onebox	
Send2Fax	eReceptionist		
RapidFAX	yac		

© j2 Global Communications 2008

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging/Communications as a Service

Core j2 Global Assets

11.2 million Subscribed Telephone Numbers (DIDs)

1,099K Paid DIDs

Global Advanced Messaging Network

Over 3,000 cities in 44 countries on 5 continents

17.4M + unique DIDs worldwide in inventory

Intellectual Property

56 issued patents and licensing programs designed to monetize the portfolio

Protection of brands and marks

Programs designed to effectively collect evidence to prosecute junk faxers

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Successful acquisition and integration of 16 businesses in 7 countries

Strong Financial Position

12 consecutive years of Revenue growth

6 consecutive years of positive and growing Operating Earnings

$27M of Free Cash Flow (Q1 2008)

$181M of cash & investments to fund growth/ no debt (as of 03/31/08)

Individuals

Targeted marketing (search, online media and radio)

Sold through: eFax.com, eVoice.com, Onebox.com, Fax.com, j2.com, and other brand websites

Use of proprietary Life Cycle Management

Advertising, Up-selling, and Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: eFax Corporate and Onebox Receptionist and eVoice Receptionist websites

Supported by Chat and Telesales groups in U.S. and Europe (in multiple languages)

Self-service Web-based broadcast fax engine at jblast.com

Outsourced email, spam & virus protection and archiving

Use of proprietary Life Cycle Management (i.e. feature up-sell)

Enterprise (SMEs)/Large Enterprise/Government

Direct sales force in U.S. and Europe

Marketed through Web and traditional direct selling methods

Designed for > 150 DID accounts

Subscriber Acquisition

Seven Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness driven by demand-generation programs and “word of mouth”

Search engine discovery

Accounts for over 40% of monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct SME/Enterprise/Government

Through the outside Corporate Sales team

Direct domestic marketing spend for paid subscribers

Targeted marketing program across various media

International marketing programs

Cross-sell

Offer additional services to existing customers

Paid Subscription Drivers

Financial Highlights

Q1 2008	
$	Margin

© j2 Global Communications 2008

(1)           Includes SFAS 123(R) non-cash compensation expense.

(2)           Includes SFAS 123(R) non-cash compensation expense, net of tax benefit.

(3)           See slide 17 for a reconciliation to the nearest GAAP financial measure.

GAAP Results

GAAP Revenues

$58.6M

Gross Profit/Margin (1)

$47.0M

80.2%

Operating Profit/Margin (1)

$22.5M

38.4%

GAAP EPS (2)

$0.35 Per Share

Free Cash Flow (3)

$26.9M

Cash and Investments

$181.3M

Operational Update

Individual Web Channel

Stable cancel rate after price increase

eFax continues to grow with secondary brands growing faster

Won three Telly awards for marketing www.efax.com/awards

B2B advertising

Internet advertising

Copywriting/Humor

Corporate Channel

Signed 7 new large contracts/47 total large customers

~ 350 international customers

54 large active prospects in pipeline

International

44 countries covered including Slovakia & Slovenia

Robust growth in revenues year over year

Fax Services

eReceptionist
Get an 0845 Number with eReceptionist - the UK's Virtual Phone System of Choice
Limited Time Offer
GET 0845 NUMBER

© j2 Global Communications 2008

eVoice Receptionist/OneBox Receptionist

Approaching 100,000 paid DIDs – critical mass

Live Receptionist launched

Expanded US telecom coverage to 50 markets

Began roll out of voice to text

International

eReceptionistTM to launch in Western Europe in Q2

YAC redesigned website

Voice Services

Annual Guidance

2008 Guidance

$1.45 - $1.65

GAAP EPS

$240 - $270

2008

Revenues (M)

         2008 EPS is based on GAAP which includes SFAS 123(R) non-cash compensation expense.

Supplemental Information

j2 Global Communications

Revenues / DIDs / Financials

		2006 Q1	2006 Q2	2006 Q3	2006 Q4	2006 Total	2007 Q1	2007 Q2	2007 Q3	2007 Q4	2007 Total	2008 Q1
Fixed Subscriber Revenues	(In Thousands)	$28,537	$29,855	$32,179	$36,013	$126,586	$37,765	$39,653	$41,362	$43,347	$162,127	$44,260
Variable Subscriber Revenues		12,025	12,816	12,312	11,433	48,585	12,528	12,961	12,667	12,046	50,201	12,956
Subscriber Revenues		$40,562	$42,671	$44,491	$47,447	175,171	$50,293	$52,613	$54,029	$55,394	212,328	$57,216
Other Revenues		1,456	1,595	1,400	1,457	5,908	3,849	1,367	1,717	1,437	8,369	1,433
Total Revenues		$42,018	$44,266	$45,891	$48,904	181,079	$54,141	$53,980	$55,746	$56,830	220,697	$58,649
DID - Based Revenues		$38,718	$40,683	$42,832	$45,650	$167,882	$48,130	$50,084	$51,209	$52,353	$201,776	$55,001
Non-DID Revenues		3,300	3,583	3,059	3,254	13,197	6,011	3,895	4,537	4,478	18,921	3,648
Total Revenues		$42,018	$44,266	$45,891	$48,904	181,079	$54,141	$53,980	$55,746	$56,830	220,697	$58,649
Subscriber Revenues/Total Revenues		96.5%	96.4%	96.9%	97.0%	96.7%	92.9%	97.5%	96.9%	97.5%	96.2%	97.6%
DID - Based/Total Revenues		92.1%	91.9%	93.3%	93.3%	92.7%	88.9%	92.8%	91.9%	92.1%	91.4%	93.8%
% Fixed Subscriber Revenues		70.4%	70.0%	72.3%	75.9%	72.3%	75.1%	75.4%	76.6%	78.3%	76.4%	77.4%
% Variable Subscriber Revenues		29.6%	30.0%	27.7%	24.1%	27.7%	24.9%	24.6%	23.4%	21.7%	23.6%	22.6%
Paid DIDs [(1)(2)(3)(4)]		788,130	836,576	887,801	906,652		930,273	972,599	1,017,985	1,063,698		1,098,650
Average Monthly Revenue/DID		$16.39	$16.15	$15.98	$16.45		$16.96	$16.96	$16.47	$16.08		$16.21
Cancel Rate [(5)]		2.5%	2.6%	2.7%	2.9%		3.0%	2.8%	3.0%	2.7%		**2.8%**
Free DIDs		10,225,974	10,537,817	10,619,571	10,322,922		10,355,815	10,671,519	10,706,303	10,874,104		10,098,143
Average Monthly Revenue/DID		$0.04	$0.04	$0.05	$0.04		$0.05	$0.05	$0.06	$0.07		$0.08
Total DID Inventory (MM)		15.2	15.2	16.2	16.4		16.9	17.0	17.1	17.2		17.4
Cities Covered		1,814	1,814	2,330	2,727		2,884	2,933	2,980	3,024		3,084
Countries Covered		29	32	35	37		40	42	42	42		44
Cash & Investment	(millions)	$162.3	$174.9	$171.0	$191.6		$210.3	$233.1	$239.8	$229.8		$181.3
Free Cash Flow [(6)]	(millions)	$18.5	$11.0	$12.4	$23.9	$65.8	$26.1	$20.6	$15.7	$21.4	$83.9	**$26.0**

(1) For Q3 2006, DIDs reflect net changes related to anticipated unprovisioned Corporate DIDs.
(2) For Q4 2006, DIDs reflect net changes related to anticipated unprovisioned Corporate DIDs and adjustments associated with a database upgrade.
(3) For Q3 2006, Q4 2006 and Q1 to Q3 2007, the Send2Fax DIDs reflect a reserve for the net impact of product migration and a price increase.
(4) For Q4 2007, the RapidFax DIDs reflect a reserve for the net impact of product migration and a price increase.
(5) Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.
(6) Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment. See slide 17 for a reconciliation to the nearest GAAP financial measure.

© j2 Global Communications 2008

Metrics

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Q1 '06

Q2 '06

Q3 '06

Q4 '06

Q1 '07

Q2 '07

Q3 '07

Q4 '07

Q1 '08

Net cash from operating activities

$19.245

$14.250

$13.607

$25.903

$26.659

$23.113

$18.656

$25.779

$27.411

Purch. of property & equipment

(0.757)

(3.288)

(1.181)

(1.973)

(0.529)

(2.506)

(2.940)

(4.340)

(0.469)

Free Cash Flow

(1)

$18.488

$10.962

$12.426

$23.930

$26.130

$20.607

$15.716

$21.439

$26.942

120
100
80
60
40
20
0
INDEX
100
100
108
101
111
95
112
85
114
75
118
80
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Credit Sensitive (inclu Web Heavy Users)
Non Credit Sensitive

© j2 Global Communications 2008

Usage of Corporate and Web High Volume Users

j2®

Global Communications

© j2 Global Communications 2008